UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08709

Western Asset High Income Fund II Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: April 30

Date of reporting period: April 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	April 30, 2017

WESTERN ASSET

HIGH INCOME FUND II INC.

(HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. In addition, the Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries.

II	Western Asset High Income Fund II Inc.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Fund II Inc. for the twelve-month reporting period ended April 30, 2017. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 31, 2017

Western Asset High Income Fund II Inc.	III

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended April 30, 2017 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that second quarter 2016 U.S. gross domestic product (“GDP”)i growth was 1.4%. GDP growth for the third quarter of 2016 was 3.5%, the strongest reading in two years. Fourth quarter 2016 GDP growth then moderated to 2.1%. Finally, the U.S. Department of Commerce’s second reading for first quarter 2017 GDP growth — released after the reporting period ended — was 1.2%. The deceleration in growth reflected downturns in private inventory investment and personal consumption expenditures.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the reporting period ended on April 30, 2017, the unemployment rate was 4.4%, as reported by the U.S. Department of Labor. This was the lowest unemployment rate since May 2007. The percentage of longer-term unemployed also declined over the period. In April 2017, 22.6% of Americans looking for a job had been out of work for more than six months, versus 25.1% when the period began.

Looking back, after an extended period of maintaining the federal funds rateii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iii increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. The Fed then kept rates on hold at each meeting prior to its meeting in mid-December 2016. On December 14, 2016, the Fed raised rates to a range between 0.50% and 0.75%.

After holding rates steady at its meeting that concluded on February 1, 2017, the Fed raised rates to a range between 0.75% and 1.00% at its meeting that concluded on March 15, 2017. At that time the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run. However, the actual path of the federal funds rate will depend on the economic outlook as informed by incoming data.” Finally, at its meeting that concluded on May 3, 2017 — after the twelve-month reporting period ended — the Fed kept rates on hold.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

May 31, 2017

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

IV	Western Asset High Income Fund II Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Western Asset High Income Fund II Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. The Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries. It may also invest up to 30% of its assets in zero coupon securities, pay-in-kind bonds and deferred payment securities, and up to 20% of its assets in equity securities. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements including credit default swaps. We employ an actively managed approach that is risk-controlled and assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which credits provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Christopher F. Kilpatrick.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The overall fixed income market experienced periods of volatility and generated a modest gain over the twelve-month reporting period ended April 30, 2017. The spread sectors (non-Treasuries) generally rallied from May 2016 through September 2016, as concerns over global growth moderated, energy prices stabilized and the Federal Reserve Board’s (the “Fed”)i monetary policy remained accommodative. This rally occurred even as the market overcame several headwinds, including questions related to global monetary policy and a number of geopolitical issues. U.S. Treasury yields then moved sharply higher and most segments of the fixed income market posted weak results from October 2016 through the end

Western Asset High Income Fund II Inc. 2017 Annual Report	1

Fund overview (cont’d)

of December 2016 (yields and prices move in the opposite direction). This turnaround was triggered by expectations for improving economic growth and higher inflation due to potential fiscal stimulus from Donald Trump’s administration. In addition, for the first time in a year, the Fed raised rates in December 2016. The U.S. central bank also indicated that it may institute more rate hikes in 2017 than it had previously projected. However, the spread sectors then regained their footing over the last four months of the reporting period, as Treasury yields generally edged lower, even though the Fed again raised rates in March 2017.

Both short- and long-term Treasury yields moved higher during the reporting period as a whole. The yields for the two-year Treasury began the reporting period at 0.77% and ended the period at 1.28%. Their peak of 1.40% occurred on both March 13 and March 14, 2017, and they were as low as 0.56% on July 5, 2016. The yields for the ten-year Treasury were 1.83% at the beginning of the reporting period and ended the period at 2.29%. Their peak of 2.62% was on March 13, 2017, and their low of 1.37% occurred on both July 5 and July 8, 2016.

Regarding the global credit markets for the twelve months ended April 30, 2017, the period began with generally robust investor risk appetite as economic data improved, central banks remained highly accommodative and commodity prices stabilized. While there were occasional periods of weakness, such as after the U.K.‘s referendum in June 2016 to leave the European Union (“Brexit”), immediately following the results of the U.S. elections in November 2016 and following the Fed‘s December 2016 meeting, these proved to be only temporary setbacks. In addition, investor sentiment was buoyed by expectations for improving growth, rising corporate profits and less regulation under Donald Trump’s administration. The market stumbled in March 2017 after the failure of the “repeal and replace” of the Affordable Care Act. This triggered skepticism regarding the timing and magnitude of President Trump’s pro-growth agenda. However, the market again rallied in April 2017 amid generally supportive economic data.

All told, the Bloomberg Barclays U.S. Aggregate Indexii, returned 0.83% for the twelve months ended April 30, 2017. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced superior results. Over the fiscal year, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiii gained 13.29%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)iv returned 8.51% for the twelve months ended April 30, 2017.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s overall risk exposure given the strong performance of the high-yield market and the tighter spreads. This included paring the Fund’s overweight to securities rated CCC. In addition to an outright reduction in exposure, a handful of the Fund’s larger CCC-rated issuers were upgraded to B-rated securities during the reporting period. We also reduced the Fund’s underweight to BB-rated bonds. We added what we believed to be attractively valued bonds in the primary market, as well as “rising star” issuers that our credit team believed have a chance of being upgraded to investment grade.

2	Western Asset High Income Fund II Inc. 2017 Annual Report

From a sector perspective, we increased the Fund’s allocation to emerging markets sovereign debt. This was done as global growth stabilized and valuations in several countries were attractive, including Argentina, Brazil and Russia. Additionally, we reduced the Fund’s exposure to Mexican peso-denominated bonds. We pared the Fund’s exposure to European high-yield bonds given less attractive valuations and elevated volatility. We increased the Fund’s allocation to the metals & mining industry given the recovery in commodity prices. In addition, management teams of businesses focused on commodities appeared to be focused on improving balance sheets, especially for “fallen angels” (investment grade holdings that had been downgraded to below investment grade). While we remain constructive on the Financial sector, in particular, the banking industry, we have pared the Fund’s exposure to banks as they have moved closer to our estimate of fair value. Finally, within the Energy sector, we added to the Fund’s exposure to midstream companies given their less cyclical fundamental performance and hard-asset business models. Finally, we reduced the Fund’s allocation to exploration and production and oil field service companies given less compelling valuations.

We employed U.S. Treasury futures to manage the durationv of the Fund, which contributed positively to performance during the reporting period. The Fund ended the reporting period with a gross duration of roughly 4.4 years, a slight increase of 0.2 years over the previous twelve-month period ended April 30, 2016. Currency forwards, which were utilized to manage the Fund’s currency exposure, contributed to performance. Finally, index swaps (“CDX”), which were used sparingly to manage the Fund’s corporate bond exposure, did not have a material impact on performance and we ended the period with no CDX exposure. All told, derivatives had a positive impact on performance for the reporting period.

During the reporting period, we tactically utilized leverage in the Fund. We ended the period with liabilities as a percentage of gross assets of approximately 26%, versus roughly 27% at the beginning of the period. The use of leverage contributed to results given the positive total returns posted by the Fund’s high-yield, investment grade and emerging markets positions.

Performance review

For the twelve months ended April 30, 2017, Western Asset High Income Fund II Inc. returned 19.76% based on its net asset value (“NAV”)vi and 18.36% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 13.29% and 8.51%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagevii returned 17.79% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.69 per share, of which $0.06 will be treated as a return of capital for tax purposes.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of April 30, 2017. Past performance is no guarantee of future results.

*	For the character of distributions paid during the fiscal year ended April 30, 2017, please refer to page 49 of this report.

Western Asset High Income Fund II Inc. 2017 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of April 30, 2017
Price Per Share	12-Month Total Return**
$7.78 (NAV)	19.76	%†
$7.42 (Market Price)	18.36	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The Fund materially outperformed the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index during the reporting period. A significant driver of performance was the Fund’s positioning in a number of sectors. An overweight to the Energy sector was additive for results, as it was one of the top performing sector during the reporting period. Individual holdings that were positive for returns included overweight positions in Sanchez Energy Corp., Oasis Petroleum Inc., Petrobras Global Finance BV and Chesapeake Energy Corp. Prior to the reporting period, we had a backdrop of weakening oil prices and all of these companies were downgraded by Moody’s. However, they subsequently improved their balance sheets and benefited from recovering oil prices. As a result, several of these companies have been recently upgraded. An overweight to the metal & mining industry was rewarded given its strong results over the reporting period. Examples of holdings that added value were overweights in Murray Energy Corp., FreeportMcMoRan Inc. and Vale Overseas Ltd. FreeportMcMoRan and Murray Energy performed well amid stabilizing commodity prices. We have since exited the Fund’s Murray Energy position. Brazilian metals and mining company Vale Overseas Ltd. was also supported by a better backdrop for commodity prices, a strengthening balance sheet and an improving trajectory for Brazil’s economy. Within the Communications sector, an underweight to media was beneficial, as was an overweight to wireless. Within the latter, an overweight to Sprint (Sprint Communications, Inc. and Sprint Corp.) was the largest contributor to results. Sprint’s management team made improvements both from an operational and financial standpoint and its debt was upgraded by Moody’s in January 2017.

The Fund’s ratings biases contributed positively to performance. In particular, an overweight to securities rated CCC and an underweight to securities rated BB were rewarded, as lower quality bonds significantly outperformed their higher quality counterparts.

We took advantage of several investment grade rated corporate bond opportunities during the reporting period. The Fund’s U.S. banking exposure continued to perform well. Away from financials, we added exposure to Viacom Inc., Seagate HDD Cayman and Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Viacom and Seagate HDD Cayman both posted weaker than anticipated quarters, and investment grade managers were

4	Western Asset High Income Fund II Inc. 2017 Annual Report

quick to reduce exposure regardless of price. We felt the market was overly punitive and that downgrades to Viacom and Seagate HDD Cayman weren’t necessarily imminent. Charter Communications merged with Time Warner Communications and continued to post consistent fundamental results, sending the Fund’s bonds higher.

Finally, from a regional perspective, an overweight to U.S. high-yield debt and an underweight to European high-yield debt added to returns. We believed the U.S. high-yield market was more attractive than the European high-yield market, which appeared fully valued.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was a handful of specific issuers that underperformed the market. In particular, the Fund’s overweight positions in Neiman Marcus Group LLC, and secured loans in TOMS Shoes LLC were negative for results. Both companies posted poor fundamental performance and secular challenges were a headwind for the retail space. Within the Utilities sector, an overweight to the secured portion of the capital structure of electric utility company Panda Temple Power LLC was challenging to performance as it announced a restructuring. The company was negatively impacted by unfavorable financial performance, a challenged liquidity situation and difficult weather and market conditions. In addition, a small overweight to unsecured bonds of Sierra Hamilton LLC/Sierra Hamilton Finance Inc., an energy consulting company, was negative for performance as it defaulted on its debt obligation during the reporting period.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com (click on the name of the Fund).

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

May 22, 2017

RISKS: The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s common stock is traded on the New York Stock Exchange. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of

Western Asset High Income Fund II Inc. 2017 Annual Report	5

Fund overview (cont’d)

closed-end funds often trade at a discount to their net asset value. The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds, known as “junk bonds,” involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. The Fund is also permitted purchases of equity securities. Equity securities generally have greater price volatility than fixed income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

Portfolio holdings and breakdowns are as of April 30, 2017 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 29 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2017 were: Consumer Discretionary (25.9%), Energy (21.8%), Financials (15.1%), Telecommunication Services (14.6%) and Materials (11.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	Western Asset High Income Fund II Inc. 2017 Annual Report

[i]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iii

The Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Bloomberg Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

iv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2017, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 33 funds in the Fund’s Lipper category.

Western Asset High Income Fund II Inc. 2017 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2017 and April 30, 2016 and does not include derivatives, such as forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Effective August 31, 2016, the Financials sector was redefined to exclude real estate and a Real Estate sector was created.
*	Represents less than 0.1%.

8	Western Asset High Income Fund II Inc. 2017 Annual Report

Spread duration (unaudited)

Economic exposure — April 30, 2017

Total Spread Duration
HIX	— 4.16 years
Benchmark	— 4.46 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Fund II Inc. 2017 Annual Report	9

Effective duration (unaudited)

Interest rate exposure — April 30, 2017

Total Effective Duration
HIX	— 4.41 years
Benchmark	— 4.49 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

10	Western Asset High Income Fund II Inc. 2017 Annual Report

Schedule of investments

April 30, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 117.0%
Consumer Discretionary — 24.6%
Auto Components — 1.5%
Adient Global Holdings Ltd., Senior Notes	4.875%	8/15/26	5,373,000	$5,413,298	(a)
IHO Verwaltungs GmbH, Senior Secured Bonds	4.750%	9/15/26	1,460,000	1,449,050	(a)(b)
ZF North America Capital Inc., Senior Notes	4.750%	4/29/25	3,116,000	3,252,543	(a)(c)
Total Auto Components				10,114,891
Diversified Consumer Services — 1.3%
Cengage Learning Inc., Senior Notes	9.500%	6/15/24	1,870,000	1,697,025	(a)(c)
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	4,300,000	4,708,500	(a)(c)
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000	2,450,525	(c)
Total Diversified Consumer Services				8,856,050
Hotels, Restaurants & Leisure — 6.3%
Aramark Services Inc., Senior Notes	5.000%	4/1/25	1,480,000	1,550,300	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	2,933,088	2,933,088	(a)(b)(c)(d)(e)
Brinker International Inc., Senior Notes	5.000%	10/1/24	3,786,000	3,757,605	(a)
Carrols Restaurant Group Inc., Secured Notes	8.000%	5/1/22	1,910,000	2,046,087	(c)
CCM Merger Inc., Senior Notes	6.000%	3/15/22	1,720,000	1,780,200	(a)(c)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	2,060,000	2,161,414	(c)
Fontainebleau Las Vegas Holdings LLC, Senior Secured Notes	10.250%	6/15/15	975,000	98	*(a)(c)(f)
GLP Capital LP/GLP Financing II Inc., Senior Notes	5.375%	4/15/26	2,177,000	2,302,177	(c)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	850,000	888,785	(a)(c)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.625%	4/1/25	3,350,000	3,450,500	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	4.875%	4/1/27	1,910,000	1,962,525	(a)
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Senior Secured Notes	6.750%	11/15/21	2,080,000	2,178,800	(a)(c)
Landry’s Inc., Senior Notes	6.750%	10/15/24	1,630,000	1,711,500	(a)(c)
MGM Resorts International, Senior Notes	4.625%	9/1/26	990,000	992,475	(c)
Mohegan Tribal Gaming Authority, Senior Notes	7.875%	10/15/24	2,010,000	2,065,275	(a)(c)
Scientific Games International Inc., Senior Notes	10.000%	12/1/22	640,000	696,800
Scientific Games International Inc., Senior Secured Notes	7.000%	1/1/22	1,930,000	2,071,122	(a)(c)
Silversea Cruise Finance Ltd., Senior Secured Notes	7.250%	2/1/25	2,003,000	2,133,195	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Senior Secured Notes	5.875%	5/15/25	2,360,000	2,368,850	(a)
Viking Cruises Ltd., Senior Notes	8.500%	10/15/22	4,897,000	5,135,729	(a)(c)
Total Hotels, Restaurants & Leisure				42,186,525

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Annual Report	11

Schedule of investments (cont’d)

April 30, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — 1.1%
Beazer Homes USA Inc., Senior Notes	6.750%	3/15/25	820,000	$840,500	(a)
Lennar Corp., Senior Notes	4.500%	4/30/24	1,090,000	1,103,625
Shea Homes LP/Shea Homes Funding Corp., Senior Notes	6.125%	4/1/25	1,620,000	1,644,300	(a)(c)
William Lyon Homes Inc., Senior Notes	7.000%	8/15/22	610,000	640,500	(c)
Woodside Homes Co., LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	3,220,000	3,383,028	(a)(c)
Total Household Durables				7,611,953
Leisure Products — 0.4%
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	2,560,000	2,320,000	(a)(c)
Media — 10.5%
AMC Entertainment Holdings Inc., Senior Notes	6.125%	5/15/27	1,810,000	1,852,988	(a)
Carmike Cinemas Inc., Secured Notes	6.000%	6/15/23	1,045,000	1,118,150	(a)(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	2/15/26	2,050,000	2,182,594	(a)(c)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	1,220,000	1,247,450	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.875%	5/1/27	3,100,000	3,305,375	(a)(c)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	5,570,000	5,979,512
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	6.484%	10/23/45	1,480,000	1,744,152	(c)
DISH DBS Corp., Senior Notes	5.875%	7/15/22	1,400,000	1,486,506	(c)
DISH DBS Corp., Senior Notes	5.875%	11/15/24	1,020,000	1,074,825	(c)
DISH DBS Corp., Senior Notes	7.750%	7/1/26	3,850,000	4,518,937	(c)
EW Scripps Co., Senior Notes	5.125%	5/15/25	1,500,000	1,543,125	(a)
iHeartCommunications Inc., Senior Notes	14.000%	2/1/21	2,796,298	824,908	(b)(c)
Lions Gate Entertainment Corp., Senior Notes	5.875%	11/1/24	920,000	959,100	(a)
MDC Partners Inc., Senior Notes	6.500%	5/1/24	1,530,000	1,499,400	(a)(c)
SFR Group SA, Senior Secured Bonds	6.250%	5/15/24	7,770,000	8,071,087	(a)
SFR Group SA, Senior Secured Notes	7.375%	5/1/26	3,500,000	3,692,500	(a)
Time Warner Cable LLC, Senior Notes	8.250%	4/1/19	1,336,000	1,484,341	(c)
Time Warner Cable LLC, Senior Notes	8.750%	2/14/19	2,500,000	2,782,583	(c)
Univision Communications Inc., Senior Secured Notes	5.125%	2/15/25	999,000	999,000	(a)(c)
Viacom Inc., Senior Notes	3.450%	10/4/26	3,170,000	3,051,455	(c)
Viacom Inc., Senior Notes	4.375%	3/15/43	2,439,000	2,177,890
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	5,620,000	5,922,075	(a)(c)
Virgin Media Finance PLC, Senior Notes	6.000%	10/15/24	3,990,000	4,194,488	(a)(c)
Ziggo Secured Finance BV, Senior Secured Notes	5.500%	1/15/27	8,130,000	8,353,819	(a)
Total Media				70,066,260

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2017 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Multiline Retail — 0.5%
Dollar Tree Inc., Senior Notes	5.750%	3/1/23	2,210,000	$2,355,860	(c)
Jo-Ann Stores Holdings Inc., Senior Notes	9.750%	10/15/19	660,000	643,500	(a)(b)
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	660,000	511,500	(c)
Total Multiline Retail				3,510,860
Specialty Retail — 2.8%
American Greetings Corp., Senior Notes	7.875%	2/15/25	2,910,000	3,120,975	(a)
GameStop Corp., Senior Notes	6.750%	3/15/21	1,760,000	1,808,400	(a)(c)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	6,210,000	5,332,837	(a)(c)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	1,570,000	1,605,325	(a)(c)
PetSmart Inc., Senior Notes	7.125%	3/15/23	3,370,000	3,087,763	(a)(c)
Sally Holdings LLC/Sally Capital Inc., Senior Notes	5.625%	12/1/25	1,650,000	1,711,875	(c)
ServiceMaster Co., LLC, Senior Notes	5.125%	11/15/24	2,200,000	2,277,000	(a)(c)
Total Specialty Retail				18,944,175
Textiles, Apparel & Luxury Goods — 0.2%
Hanesbrands Inc., Senior Notes	4.875%	5/15/26	1,520,000	1,520,000	(a)(c)
Total Consumer Discretionary				165,130,714
Consumer Staples — 6.2%
Beverages — 1.0%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	2,410,000	2,277,450	(a)(c)
Cott Holdings Inc., Senior Notes	5.500%	4/1/25	2,170,000	2,213,400	(a)
DS Services of America Inc., Secured Notes	10.000%	9/1/21	2,003,000	2,158,232	(a)(c)
Total Beverages				6,649,082
Food & Staples — 0.2%
FAGE International SA/FAGE USA Dairy Industry Inc., Senior Notes	5.625%	8/15/26	1,250,000	1,275,000	(a)
Food & Staples Retailing — 0.4%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	3,110,000	2,966,163	(a)(c)
Food Products — 3.1%
AdvancePierre Foods Holdings Inc., Senior Notes	5.500%	12/15/24	2,110,000	2,357,925	(a)(c)
Lamb Weston Holdings Inc., Senior Notes	4.625%	11/1/24	2,990,000	3,094,650	(a)(c)
Lamb Weston Holdings Inc., Senior Notes	4.875%	11/1/26	1,710,000	1,767,712	(a)(c)
Pilgrim’s Pride Corp., Senior Notes	5.750%	3/15/25	3,090,000	3,229,050	(a)(c)
Post Holdings Inc., Senior Notes	5.500%	3/1/25	2,800,000	2,940,000	(a)(c)
Post Holdings Inc., Senior Notes	5.750%	3/1/27	2,680,000	2,797,250	(a)
Simmons Foods Inc., Secured Notes	7.875%	10/1/21	4,220,000	4,494,300	(a)(c)
Total Food Products				20,680,887

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Annual Report	13

Schedule of investments (cont’d)

April 30, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Household Products — 0.8%
Central Garden & Pet Co., Senior Notes	6.125%	11/15/23	1,290,000	$1,383,525	(c)
Spectrum Brands Inc., Senior Notes	6.125%	12/15/24	1,630,000	1,745,208	(c)
Spectrum Brands Inc., Senior Notes	5.750%	7/15/25	2,080,000	2,239,973	(c)
Total Household Products				5,368,706
Tobacco — 0.7%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	4,110,000	3,564,398	(c)
Alliance One International Inc., Senior Secured Notes	8.500%	4/15/21	950,000	988,000	(a)(c)
Total Tobacco				4,552,398
Total Consumer Staples				41,492,236
Energy — 19.6%
Energy Equipment & Services — 2.2%
CGG, Senior Notes	6.500%	6/1/21	2,520,000	1,209,600
CGG, Senior Notes	6.875%	1/15/22	480,000	232,800
Ensco PLC, Senior Notes	4.700%	3/15/21	450,000	453,375
Ensco PLC, Senior Notes	5.750%	10/1/44	2,403,000	1,762,360
KCA Deutag UK Finance PLC, Senior Secured Notes	9.875%	4/1/22	3,190,000	3,281,713	(a)
Pride International Inc., Senior Notes	6.875%	8/15/20	650,000	693,290
Pride International Inc., Senior Notes	7.875%	8/15/40	1,890,000	1,738,800	(c)
SESI LLC, Senior Notes	6.375%	5/1/19	2,780,000	2,776,525	(c)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	2,730,000	477,750	*(a)(c)(d)(e)(g)
Transocean Inc., Senior Notes	9.000%	7/15/23	1,020,000	1,092,675	(a)
Trinidad Drilling Ltd., Senior Notes	6.625%	2/15/25	720,000	727,200	(a)
Total Energy Equipment & Services				14,446,088
Oil, Gas & Consumable Fuels — 17.4%
Berry Petroleum Co. Escrow	—	—	1,550,000	0	*(d)(e)(h)
Blue Racer Midstream LLC/Blue Racer Finance Corp., Senior Notes	6.125%	11/15/22	2,260,000	2,327,800	(a)(c)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Secured Notes	11.500%	1/15/21	2,150,000	2,504,750	(a)(c)
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,750,000	1,809,062	(c)
Cheniere Corpus Christi Holdings LLC, Senior Notes	5.875%	3/31/25	2,630,000	2,810,812	(a)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	4,340,000	4,383,400	(c)
Chesapeake Energy Corp., Senior Notes	5.375%	6/15/21	940,000	893,000
Chesapeake Energy Corp., Senior Notes	5.750%	3/15/23	700,000	654,500
Continental Resources Inc., Senior Notes	5.000%	9/15/22	570,000	577,125	(c)
Continental Resources Inc., Senior Notes	3.800%	6/1/24	1,180,000	1,115,100
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,650,000	2,312,125	(c)

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2017 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Covey Park Energy LLC/Covey Park Finance Corp., Senior Notes	7.500%	5/15/25	1,800,000	$1,800,000	(a)
Ecopetrol SA, Senior Notes	5.875%	5/28/45	2,500,000	2,306,750	(c)
Enterprise Products Operating LLC, Junior Subordinated Notes	4.742%	8/1/66	285,000	285,356	(c)(i)
EP Energy LLC/Everest Acquisition Finance Inc., Senior Notes	6.375%	6/15/23	730,000	552,975	(c)
Exterran Energy Solutions LP/EES Finance Corp., Senior Notes	8.125%	5/1/25	1,740,000	1,799,813	(a)
Gazprom OAO Via Gaz Capital SA, Loan Participation Notes, Senior Notes	6.510%	3/7/22	2,550,000	2,843,449	(a)
Holly Energy Partners LP/Holly Energy Finance Corp., Senior Notes	6.000%	8/1/24	720,000	765,000	(a)
Kinder Morgan Inc., Medium-Term Notes	7.750%	1/15/32	1,950,000	2,489,134	(c)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,728,996	(j)
LUKOIL International Finance BV, Senior Notes	4.563%	4/24/23	2,040,000	2,100,492	(a)
Magnum Hunter Resources Corp. Escrow	—	—	8,070,000	0	*(d)(e)(h)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	1,320,000	1,168,200	(a)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	1,450,000	1,301,375	(a)
Murphy Oil USA Inc., Senior Notes	5.625%	5/1/27	1,780,000	1,828,950
NGL Energy Partners LP/NGL Energy Finance Corp., Senior Notes	7.500%	11/1/23	2,000,000	2,010,000	(a)(c)
NGPL PipeCo LLC, Senior Secured Notes	7.768%	12/15/37	1,900,000	2,194,500	(a)(c)
Oasis Petroleum Inc., Senior Notes	7.250%	2/1/19	2,240,000	2,245,600	(c)
Oasis Petroleum Inc., Senior Notes	6.500%	11/1/21	3,238,000	3,286,570	(c)
Oasis Petroleum Inc., Senior Notes	6.875%	1/15/23	1,540,000	1,563,100	(c)
Pacific Exploration and Production Corp., Senior Secured Notes	10.000%	11/2/21	1,810,000	2,036,250	(b)
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	800,000	767,760
Petrobras Global Finance BV, Senior Notes	6.750%	1/27/41	6,980,000	6,613,550
Petroleos de Venezuela SA, Senior Bonds	6.000%	5/16/24	3,060,000	1,217,360	(j)
Petroleos Mexicanos, Senior Bonds	6.625%	6/15/35	2,000,000	2,090,000
Petroleos Mexicanos, Senior Notes	4.875%	1/24/22	1,000,000	1,035,000	(c)
Petroleos Mexicanos, Senior Notes	6.500%	3/13/27	1,370,000	1,484,738	(a)
Rice Energy Inc., Senior Notes	7.250%	5/1/23	2,952,000	3,202,920	(c)
Rockies Express Pipeline LLC, Senior Notes	7.500%	7/15/38	1,330,000	1,476,300	(a)(c)
Rockies Express Pipeline LLC, Senior Notes	6.875%	4/15/40	1,430,000	1,535,463	(a)(c)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,390,000	1,457,373	(a)(c)
RSP Permian Inc., Senior Notes	5.250%	1/15/25	1,220,000	1,244,400	(a)(c)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.750%	5/15/24	1,570,000	1,737,932	(c)
Sabine Pass Liquefaction LLC, Senior Secured Notes	5.000%	3/15/27	700,000	740,237	(a)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Annual Report	15

Schedule of investments (cont’d)

April 30, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	1,470,000	$1,429,575	(c)
Sanchez Energy Corp., Senior Notes	6.125%	1/15/23	10,670,000	9,869,643	(c)
Shelf Drilling Holdings Ltd., Secured Notes	9.500%	11/2/20	2,019,771	2,019,771	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.125%	2/1/25	1,810,000	1,875,612	(a)(c)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	2,000,000	2,100,000	(a)(c)
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.125%	10/15/21	290,000	303,413
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	6.375%	5/1/24	810,000	888,975
Tesoro Logistics LP/Tesoro Logistics Finance Corp., Senior Notes	5.250%	1/15/25	1,870,000	1,991,550	(c)
Whiting Petroleum Corp., Senior Notes	5.000%	3/15/19	1,840,000	1,867,600	(c)
Whiting Petroleum Corp., Senior Notes	6.250%	4/1/23	690,000	693,450	(c)
Williams Cos. Inc., Debentures	7.500%	1/15/31	780,000	926,250
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	1,040,000	1,029,600	(c)
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,280,000	1,316,800	(c)
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	3,900,000	4,056,000	(c)
WPX Energy Inc., Senior Notes	7.500%	8/1/20	610,000	649,650	(c)
WPX Energy Inc., Senior Notes	6.000%	1/15/22	1,705,000	1,739,100	(c)
WPX Energy Inc., Senior Notes	8.250%	8/1/23	1,070,000	1,198,400	(c)
YPF Sociedad Anonima, Senior Notes	8.500%	3/23/21	540,000	612,225	(a)
YPF Sociedad Anonima, Senior Notes	8.500%	7/28/25	3,530,000	4,002,137	(a)
Total Oil, Gas & Consumable Fuels				116,866,968
Total Energy				131,313,056
Financials — 13.7%
Banks — 7.5%
Bank of America Corp., Junior Subordinated Notes	6.500%	10/23/24	2,550,000	2,836,875	(c)(i)(k)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000	4,676,974	(a)(c)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,950,000	3,235,781	(c)
Barclays PLC, Junior Subordinated Bonds	8.250%	12/15/18	800,000	853,092	(c)(i)(k)
BNP Paribas SA, Junior Subordinated Notes	7.375%	8/19/25	1,820,000	1,938,300	(a)(c)(i)(k)
CIT Group Inc., Senior Notes	5.375%	5/15/20	340,000	366,775
CIT Group Inc., Senior Notes	5.000%	8/15/22	1,060,000	1,142,998
CIT Group Inc., Senior Notes	5.000%	8/1/23	3,901,000	4,203,327	(c)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	2,530,000	2,673,071	(c)(i)(k)
Credit Agricole SA, Junior Subordinated Notes	8.375%	10/13/19	3,180,000	3,559,628	(a)(c)(i)(k)
Credit Agricole SA, Junior Subordinated Notes	8.125%	12/23/25	2,510,000	2,776,524	(a)(c)(i)(k)

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2017 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	2,390,000		$2,536,388	(c)(i)(k)
JPMorgan Chase & Co., Junior Subordinated Notes	6.100%	10/1/24	2,410,000		2,587,738	(c)(i)(k)
Lloyds Banking Group PLC, Subordinated Notes	4.650%	3/24/26	2,030,000		2,111,781
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,530,000		4,200,700	(c)(i)(k)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes	8.625%	8/15/21	1,370,000		1,482,340	(c)(i)(k)
Royal Bank of Scotland NV, Subordinated Bonds	7.750%	5/15/23	650,000		763,036	(c)
Santander UK Group Holdings PLC, Junior Subordinated Bonds	7.375%	6/24/22	1,640,000	GBP	2,266,898	(i)(j)(k)
Sberbank of Russia Via SB Capital SA, Subordinated Notes	5.500%	2/26/24	4,420,000		4,547,044	(i)(j)
TC Ziraat Bankasi AS, Senior Notes	5.125%	5/3/22	1,300,000		1,301,542	(a)
Total Banks					50,060,812
Capital Markets — 1.1%
Credit Suisse Group Funding Guernsey Ltd., Senior Notes	4.875%	5/15/45	1,110,000		1,164,588	(c)
Donnelley Financial Solutions Inc., Senior Notes	8.250%	10/15/24	2,080,000		2,184,000
Eagle Holding Co. II LLC, Senior Notes	7.625%	5/15/22	1,310,000		1,337,837	(a)(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000		2,901,619	(c)
Total Capital Markets					7,588,044
Consumer Finance — 0.8%
Navient Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,230,000		2,383,313	(c)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	3,129,000		2,956,905	(a)(c)
Total Consumer Finance					5,340,218
Diversified Financial Services — 3.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Bonds	4.625%	7/1/22	1,390,000		1,481,290
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.625%	10/30/20	890,000		945,652
ASP AMC Merger Subordinated Inc., Senior Notes	8.000%	5/15/25	1,370,000		1,361,437	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000		5,316,415	(c)
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	310,000		334,297
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000		2,554,550	(c)
International Lease Finance Corp., Senior Notes	5.875%	8/15/22	760,000		856,192
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., Senior Notes	5.250%	3/15/22	1,370,000		1,409,387	(a)
Nationwide Building Society, Junior Subordinated Notes	6.875%	6/20/19	1,140,000	GBP	1,533,757	(i)(j)(k)
Nielsen Co. (Luxembourg) Sarl, Senior Notes	5.000%	2/1/25	1,330,000		1,334,988	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	2,590,000		2,745,400	(a)
Park Aerospace Holdings Ltd., Senior Notes	5.500%	2/15/24	4,730,000		5,013,800	(a)
Total Diversified Financial Services					24,887,165

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Annual Report	17

Schedule of investments (cont’d)

April 30, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Insurance — 0.6%
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,450,000	$1,493,500	(a)(c)
Genworth Holdings Inc., Senior Notes	4.900%	8/15/23	1,780,000	1,504,100	(c)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,408,550	(a)(c)
Total Insurance				4,406,150
Total Financials				92,282,389
Health Care — 7.1%
Biotechnology — 0.2%
AMAG Pharmaceuticals Inc., Senior Notes	7.875%	9/1/23	1,490,000	1,422,950	(a)(c)
Health Care Equipment & Supplies — 0.3%
DJO Finance LLC/DJO Finance Corp., Secured Notes	10.750%	4/15/20	480,000	398,400	(c)
Greatbatch Ltd., Senior Notes	9.125%	11/1/23	1,760,000	1,852,400	(a)(c)
Total Health Care Equipment & Supplies				2,250,800
Health Care Providers & Services — 4.5%
BioScrip Inc., Senior Notes	8.875%	2/15/21	618,000	525,300	(c)
Centene Corp., Senior Notes	5.625%	2/15/21	1,020,000	1,074,825	(c)
Centene Corp., Senior Notes	4.750%	5/15/22	1,290,000	1,344,825	(c)
Centene Corp., Senior Notes	6.125%	2/15/24	810,000	874,800
Centene Corp., Senior Notes	4.750%	1/15/25	4,780,000	4,869,625	(c)
CHS/Community Health Systems Inc., Senior Secured Notes	6.250%	3/31/23	1,100,000	1,123,375
DaVita Inc., Senior Notes	5.750%	8/15/22	2,218,000	2,303,947	(c)
DaVita Inc., Senior Notes	5.125%	7/15/24	1,850,000	1,905,509	(c)
DaVita Inc., Senior Notes	5.000%	5/1/25	4,910,000	4,959,100
HCA Inc., Debentures	7.500%	11/15/95	2,205,000	2,182,950	(c)
HCA Inc., Senior Secured Notes	5.250%	6/15/26	1,090,000	1,164,938	(c)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	1,530,000	1,499,400	(c)
Tenet Healthcare Corp., Secured Notes	7.500%	1/1/22	350,000	375,375	(a)(c)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	1,610,000	1,642,200	(c)
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	2,580,000	2,721,900	(c)
Universal Hospital Services Inc., Secured Notes	7.625%	8/15/20	1,620,000	1,650,375	(c)
Total Health Care Providers & Services				30,218,444
Pharmaceuticals — 2.1%
Valeant Pharmaceuticals International Inc., Senior Notes	5.375%	3/15/20	1,280,000	1,102,400	(a)(c)
Valeant Pharmaceuticals International Inc., Senior Notes	7.000%	10/1/20	1,130,000	997,225	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	6.375%	10/15/20	670,000	578,713	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.500%	7/15/21	3,010,000	2,502,062	(a)(c)
Valeant Pharmaceuticals International Inc., Senior Notes	6.750%	8/15/21	1,360,000	1,132,200	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	7.250%	7/15/22	4,050,000	3,285,562	(a)
Valeant Pharmaceuticals International Inc., Senior Notes	5.875%	5/15/23	840,000	624,750	(a)

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2017 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Valeant Pharmaceuticals International Inc., Senior Notes	6.125%	4/15/25	1,760,000	$1,305,920	(a)(c)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	6.500%	3/15/22	890,000	913,363	(a)
Valeant Pharmaceuticals International Inc., Senior Secured Notes	7.000%	3/15/24	1,590,000	1,625,775	(a)
Total Pharmaceuticals				14,067,970
Total Health Care				47,960,164
Industrials — 10.9%
Aerospace & Defense — 0.9%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	4,430,000	4,485,375	(a)(c)
LMI Aerospace Inc., Secured Notes	7.375%	7/15/19	1,400,000	1,457,750	(c)
Total Aerospace & Defense				5,943,125
Air Freight & Logistics — 0.5%
XPO Logistics Inc., Senior Notes	6.500%	6/15/22	1,030,000	1,094,375	(a)(c)
XPO Logistics Inc., Senior Notes	6.125%	9/1/23	2,290,000	2,413,088	(a)(c)
Total Air Freight & Logistics				3,507,463
Airlines — 0.9%
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	865,743	894,962	(a)(c)
Continental Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	3,683,217	4,056,142	(c)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	908,693	1,034,775	(c)
Total Airlines				5,985,879
Building Products — 0.7%
GTL Trade Finance Inc., Senior Notes	7.250%	4/16/44	2,340,000	2,337,075	(a)(c)
Standard Industries Inc., Senior Notes	5.125%	2/15/21	870,000	912,413	(a)
Standard Industries Inc., Senior Notes	5.500%	2/15/23	1,290,000	1,344,825	(a)(c)
Total Building Products				4,594,313
Commercial Services & Supplies — 2.7%
ACCO Brands Corp., Senior Notes	5.250%	12/15/24	1,580,000	1,631,350	(a)(c)
Covanta Holding Corp., Senior Notes	5.875%	7/1/25	1,960,000	1,964,900
Garda World Security Corp., Senior Notes	7.250%	11/15/21	1,270,000	1,284,732	(a)(c)
GFL Environmental Inc., Senior Notes	9.875%	2/1/21	2,290,000	2,473,200	(a)
Ritchie Bros. Auctioneers Inc., Senior Notes	5.375%	1/15/25	1,540,000	1,593,900	(a)
Taylor Morrison Communities Inc./Taylor Morrison Holdings II Inc., Senior Notes	5.250%	4/15/21	1,241,000	1,281,618	(a)(c)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	1,082,000	1,132,043	(c)
United Rentals North America Inc., Senior Notes	5.500%	5/15/27	1,750,000	1,804,687	(c)
West Corp., Senior Notes	5.375%	7/15/22	4,730,000	4,795,037	(a)(c)
Total Commercial Services & Supplies				17,961,467

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Annual Report	19

Schedule of investments (cont’d)

April 30, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Construction & Engineering — 1.0%
Brundage-Bone Concrete Pumping Inc., Senior Secured Notes	10.375%	9/1/21	2,380,000		$2,487,100	(a)(c)
Michael Baker Holdings LLC/Michael Baker Finance Corp., Senior Notes	8.875%	4/15/19	1,596,539		1,612,504	(a)(b)(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	1,310,000		1,367,313	(a)
Tutor Perini Corp., Senior Notes	6.875%	5/1/25	1,020,000		1,073,550	(a)
Total Construction & Engineering					6,540,467
Electrical Equipment — 0.2%
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,400,000		1,403,500	(a)(c)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	170,589	(a)
Total Electrical Equipment					1,574,089
Machinery — 2.3%
Allison Transmission Inc., Senior Bonds	5.000%	10/1/24	4,550,000		4,646,687	(a)(c)
BlueLine Rental Finance Corp/BlueLine Rental LLC, Senior Secured Notes	9.250%	3/15/24	2,930,000		3,069,175	(a)
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	1,570,000		1,458,138	(a)(c)
Park-Ohio Industries Inc., Senior Notes	6.625%	4/15/27	1,500,000		1,540,312	(a)
Tennant Co., Senior Notes	5.625%	5/1/25	2,120,000		2,212,750	(a)
Terex Corp., Senior Notes	5.625%	2/1/25	2,480,000		2,538,900	(a)(c)
Total Machinery					15,465,962
Marine — 0.5%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	3,610,000		3,235,463	(a)(c)
Road & Rail — 0.4%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	3,040,000		2,827,200	(a)(c)
Trading Companies & Distributors — 0.7%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	4,325,000		4,543,845	(c)
Transportation — 0.1%
Neovia Logistics Services LLC/Logistics Intermediate Finance Corp., Senior Notes	10.750%	4/1/20	1,857,196		1,114,318	(a)(b)
Total Industrials					73,293,591
Information Technology — 2.9%
Communications Equipment — 0.2%
CommScope Technologies LLC, Senior Notes	5.000%	3/15/27	1,490,000		1,506,762	(a)
Electronic Equipment, Instruments & Components — 0.4%
CDW LLC/CDW Finance Corp., Senior Notes	5.000%	9/1/25	1,700,000		1,751,000	(c)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	740,000		733,525	(c)
Total Electronic Equipment, Instruments & Components					2,484,525

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2017 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Internet Software & Services — 0.2%
Match Group Inc., Senior Notes	6.375%	6/1/24	1,170,000	$1,278,225	(c)
IT Services — 1.0%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	980,000	499,800	(a)(c)
First Data Corp., Senior Secured Notes	5.000%	1/15/24	6,280,000	6,446,420	(a)
Total IT Services				6,946,220
Software — 0.1%
Booz Allen Hamilton Inc., Senior Notes	5.125%	5/1/25	380,000	387,604	(a)
Technology Hardware, Storage & Peripherals — 1.0%
Dell International LLC/EMC Corp., Senior Notes	5.875%	6/15/21	2,140,000	2,273,750	(a)
Dell International LLC/EMC Corp., Senior Notes	7.125%	6/15/24	1,240,000	1,371,292	(a)(c)
Seagate HDD Cayman, Senior Bonds	4.750%	6/1/23	1,700,000	1,719,270	(c)
Seagate HDD Cayman, Senior Bonds	4.750%	1/1/25	850,000	825,142
Seagate HDD Cayman, Senior Bonds	4.875%	6/1/27	495,000	477,274
Total Technology Hardware, Storage & Peripherals				6,666,728
Total Information Technology				19,270,064
Materials — 11.9%
Chemicals — 0.8%
Braskem America Finance Co., Senior Notes	7.125%	7/22/41	700,000	744,625	(j)
Eco Services Operations LLC/Eco Finance Corp., Senior Notes	8.500%	11/1/22	686,000	727,160	(a)(c)
Kissner Holdings LP/Kissner Milling Co., Ltd./BSC Holding Inc./Kissner USA, Senior Secured Notes	8.375%	12/1/22	980,000	1,017,975	(a)
Scotts Miracle-Gro Co., Senior Notes	5.250%	12/15/26	660,000	683,100	(a)
Valvoline Inc., Senior Notes	5.500%	7/15/24	2,200,000	2,332,000	(a)(c)
Total Chemicals				5,504,860
Construction Materials — 0.3%
Cemex SAB de CV, Senior Secured Notes	6.125%	5/5/25	1,530,000	1,646,601	(a)(c)
Containers & Packaging — 2.5%
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	6/30/21	1,960,000	2,038,400	(a)(c)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.250%	5/15/24	580,000	633,650	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.000%	2/15/25	3,630,000	3,761,587	(a)
Flex Acquisition Co. Inc., Senior Notes	6.875%	1/15/25	1,330,000	1,372,394	(a)(c)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	5,220,000	5,872,500	(c)
Pactiv LLC, Senior Notes	7.950%	12/15/25	920,000	1,016,600	(c)
PaperWorks Industries Inc., Senior Secured Notes	9.500%	8/15/19	2,000,000	1,550,000	(a)(c)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.125%	7/15/23	250,000	260,938	(a)
Total Containers & Packaging				16,506,069

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Annual Report	21

Schedule of investments (cont’d)

April 30, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — 7.6%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	1,020,000	$1,120,980	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	2,450,000	2,719,500	(a)
Anglo American Capital PLC, Senior Notes	3.625%	5/14/20	2,510,000	2,553,925	(a)
Anglo American Capital PLC, Senior Notes	4.125%	4/15/21	590,000	606,225	(a)
Anglo American Capital PLC, Senior Notes	4.875%	5/14/25	2,040,000	2,136,900	(a)(c)
Anglo American Capital PLC, Senior Notes	4.750%	4/10/27	200,000	207,306	(a)
ArcelorMittal SA, Senior Notes	7.750%	10/15/39	3,200,000	3,672,000
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	800,000	868,000	(a)(c)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	653,000	679,120	(c)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	1,600,000	1,633,000	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	4,620,000	4,723,950	(a)
Freeport-McMoRan Inc., Senior Notes	6.125%	6/15/19	670,000	685,075	(a)
Freeport-McMoRan Inc., Senior Notes	3.100%	3/15/20	30,000	29,738
Freeport-McMoRan Inc., Senior Notes	6.625%	5/1/21	1,550,000	1,596,500	(a)(c)
Freeport-McMoRan Inc., Senior Notes	4.000%	11/14/21	1,060,000	1,045,425	(c)
Freeport-McMoRan Inc., Senior Notes	6.750%	2/1/22	740,000	776,075	(a)
Freeport-McMoRan Inc., Senior Notes	3.550%	3/1/22	760,000	718,200
Freeport-McMoRan Inc., Senior Notes	6.875%	2/15/23	1,870,000	1,977,525	(a)
Freeport-McMoRan Inc., Senior Notes	3.875%	3/15/23	910,000	848,575
Freeport-McMoRan Inc., Senior Notes	5.450%	3/15/43	1,280,000	1,097,600	(c)
HudBay Minerals Inc., Senior Notes	7.250%	1/15/23	1,180,000	1,261,125	(a)
HudBay Minerals Inc., Senior Notes	7.625%	1/15/25	2,780,000	2,991,975	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,925,408	69,478	*(a)(g)
Mirabela Nickel Ltd., Subordinated Notes	1.000%	9/10/44	33,186	0	(a)(d)(e)(h)
Novelis Corp., Senior Notes	5.875%	9/30/26	1,530,000	1,575,900	(a)(c)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000	2,069,724	(c)
Steel Dynamics Inc., Senior Notes	5.000%	12/15/26	402,000	412,050	(a)
Teck Resources Ltd., Senior Notes	3.000%	3/1/19	1,130,000	1,149,775
Teck Resources Ltd., Senior Notes	8.000%	6/1/21	1,990,000	2,174,075	(a)
Teck Resources Ltd., Senior Notes	8.500%	6/1/24	2,780,000	3,228,275	(a)
Teck Resources Ltd., Senior Notes	6.250%	7/15/41	620,000	660,300
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	1,784,000	1,832,525	(c)
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	2,960,000	3,222,700	(c)
Vale SA, Senior Notes	5.625%	9/11/42	830,000	794,725	(c)
Total Metals & Mining				51,138,246
Paper & Forest Products — 0.7%
Fibria Overseas Finance Ltd., Senior Notes	5.250%	5/12/24	1,340,000	1,386,900	(c)
Mercer International Inc., Senior Notes	6.500%	2/1/24	2,540,000	2,628,900	(a)

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2017 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Paper & Forest Products — continued
Tembec Industries Inc., Senior Secured Notes	9.000%	12/15/19	750,000	$770,625	(a)
Total Paper & Forest Products				4,786,425
Total Materials				79,582,201
Real Estate — 2.4%
Equity Real Estate Investment Trusts (REITs) — 1.0%
CoreCivic Inc., Senior Notes	4.125%	4/1/20	290,000	301,238
CoreCivic Inc., Senior Notes	5.000%	10/15/22	1,440,000	1,497,600	(c)
CoreCivic Inc., Senior Notes	4.625%	5/1/23	470,000	473,525
GEO Group Inc., Senior Notes	6.000%	4/15/26	1,740,000	1,796,550	(c)
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer Inc., Senior Notes	4.500%	9/1/26	1,770,000	1,772,212	(c)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	6.375%	3/1/24	1,020,000	1,109,250	(c)
Total Equity Real Estate Investment Trusts (REITs)				6,950,375
Real Estate Management & Development — 1.4%
Caesars Entertainment Resort Properties LLC, Senior Secured Notes	8.000%	10/1/20	5,680,000	5,931,624	(c)
Greystar Real Estate Partners LLC, Senior Secured Notes	8.250%	12/1/22	3,110,000	3,374,350	(a)(c)
Total Real Estate Management & Development				9,305,974
Total Real Estate				16,256,349
Telecommunication Services — 14.6%
Diversified Telecommunication Services — 6.0%
CenturyLink Inc., Senior Notes	6.750%	12/1/23	1,150,000	1,236,250	(c)
CenturyLink Inc., Senior Notes	7.650%	3/15/42	2,690,000	2,515,150	(c)
Cogent Communications Group Inc., Senior Secured Notes	5.375%	3/1/22	1,930,000	2,002,375	(a)(c)
Frontier Communications Corp., Senior Notes	11.000%	9/15/25	3,520,000	3,410,000	(c)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	3,500,000	3,220,000
Intelsat Jackson Holdings SA, Senior Secured Notes	8.000%	2/15/24	3,660,000	3,943,650	(a)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	1,260,000	1,304,100	(c)
Level 3 Financing Inc., Senior Notes	5.250%	3/15/26	1,060,000	1,095,860
Oi Brasil Holdings Cooperatief U.A., Senior Notes	5.750%	2/10/22	4,340,000	1,508,150	*(a)(g)
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	10,410,000	10,813,387	(a)
Windstream Services LLC, Senior Notes	7.750%	10/15/20	5,760,000	5,904,000	(c)
Windstream Services LLC, Senior Notes	7.750%	10/1/21	2,640,000	2,666,400	(c)
Windstream Services LLC, Senior Notes	6.375%	8/1/23	630,000	559,125	(c)
Total Diversified Telecommunication Services				40,178,447
Wireless Telecommunication Services — 8.6%
Altice Financing SA, Senior Secured Bonds	7.500%	5/15/26	6,240,000	6,754,800	(a)
CSC Holdings LLC, Senior Notes	10.125%	1/15/23	400,000	465,000	(a)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Annual Report	23

Schedule of investments (cont’d)

April 30, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
CSC Holdings LLC, Senior Notes	6.625%	10/15/25	2,510,000	$2,751,588	(a)(c)
CSC Holdings LLC, Senior Notes	10.875%	10/15/25	6,720,000	8,089,200	(a)(c)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,200,000	2,387,000	(c)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	5,170,000	6,375,230	(c)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	7,200,000	7,893,000	(a)(c)
Sprint Communications Inc., Senior Notes	7.000%	8/15/20	2,300,000	2,495,500	(c)
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	4,285,000	5,431,237	(c)
Sprint Corp., Senior Notes	7.250%	9/15/21	4,400,000	4,823,500	(c)
Sprint Corp., Senior Notes	7.875%	9/15/23	110,000	123,750	(c)
T-Mobile USA Inc., Senior Notes	6.000%	3/1/23	2,150,000	2,303,188	(c)
T-Mobile USA Inc., Senior Notes	6.500%	1/15/26	310,000	344,488
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	9.125%	4/30/18	2,220,000	2,369,850	(j)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, Senior Notes	7.748%	2/2/21	2,300,000	2,609,152	(a)(c)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,620,000	1,840,336	(j)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	700,000	795,207	(a)
Total Wireless Telecommunication Services				57,852,026
Total Telecommunication Services				98,030,473
Utilities — 3.1%
Electric Utilities — 1.6%
NRG REMA LLC, Pass-Through Certificates, Senior Secured Bonds	9.681%	7/2/26	4,320,000	3,115,800	(c)
Pampa Energia SA, Senior Notes	7.500%	1/24/27	2,680,000	2,860,900	(a)
Red Oak Power LLC, Secured Notes	9.200%	11/30/29	4,380,000	4,588,050	(c)
Total Electric Utilities				10,564,750
Gas Utilities — 0.5%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	5.875%	3/1/27	3,620,000	3,629,050
Independent Power and Renewable Electricity Producers — 1.0%
Mirant Mid Atlantic LLC, Pass-Through Certificates, Secured Bonds	10.060%	12/30/28	7,190,293	6,498,227	(c)
Total Utilities				20,692,027
Total Corporate Bonds & Notes (Cost — $731,684,292)				785,303,264
Convertible Bonds & Notes — 0.9%
Consumer Discretionary — 0.0%
Media — 0.0%
Liberty Media Corp.-Liberty Formula One, Senior Notes	1.000%	1/30/23	220,000	248,188	(a)
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Ensco Jersey Finance Ltd., Senior Notes	3.000%	1/31/24	170,000	157,781	(a)

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2017 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Information Technology — 0.9%
Communications Equipment — 0.1%
Finisar Corp., Senior Notes	0.500%	12/15/36	750,000	$700,313	(a)
Internet Software & Services — 0.3%
Akamai Technologies Inc., Senior Bonds	0.000%	2/15/19	840,000	837,904
WebMD Health Corp., Notes	2.625%	6/15/23	970,000	939,081	(a)
Total Internet Software & Services				1,776,985
Semiconductors & Semiconductor Equipment — 0.5%
Microchip Technology Inc., Junior Subordinated Notes	2.250%	2/15/37	660,000	684,750	(a)
Microchip Technology Inc., Senior Subordinated Notes	1.625%	2/15/27	1,360,000	1,399,100	(a)(c)
ON Semiconductor Corp., Senior Notes	1.625%	10/15/23	1,340,000	1,345,025	(a)
Total Semiconductors & Semiconductor Equipment				3,428,875
Total Information Technology				5,906,173
Total Convertible Bonds & Notes (Cost — $6,230,564)				6,312,142
Senior Loans — 2.0%
Consumer Discretionary — 1.1%
Diversified Consumer Services — 0.3%
Laureate Education Inc., 2017 Term Loan B	—	4/19/24	1,760,000	1,762,200	(l)
Specialty Retail — 0.6%
PetSmart Inc., Term Loan B2	4.020%	3/11/22	3,082,137	2,845,198	(l)(m)(n)
Spencer Gifts LLC, Second Lien Term Loan	9.280%	6/29/22	2,070,000	1,552,500	(e)(m)(n)
Total Specialty Retail				4,397,698
Textiles, Apparel & Luxury Goods — 0.2%
TOMS Shoes LLC, Term Loan B	6.550%	10/28/20	1,558,200	1,047,890	(m)(n)
Total Consumer Discretionary				7,207,788
Energy — 0.4%
Energy Equipment & Services — 0.1%
Hercules Offshore Inc. (wind-down lender claim)	—	—	731,371	594,239	*
Oil, Gas & Consumable Fuels — 0.3%
Blue Ridge Mountain Resources Inc., Exit Term Loan	8.000%	5/6/19	797,294	797,294	(d)(e)(m)(n)
Chesapeake Energy Corp., Term Loan	8.553%	8/23/21	1,350,000	1,460,812	(m)(n)
Total Oil, Gas & Consumable Fuels				2,258,106
Total Energy				2,852,345
Health Care — 0.3%
Health Care Providers & Services — 0.3%
Radnet Management Inc., Second Lien Term Loan	8.151%	3/25/21	1,815,333	1,831,217	(e)(m)(n)
Utilities — 0.2%
Electric Utilities — 0.2%
Panda Temple Power LLC, 2015 Term Loan B	7.250%	3/4/22	2,292,271	1,650,435	*(e)(g)(m)(n)
Total Senior Loans (Cost — $15,109,863)				13,541,785

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Annual Report	25

Schedule of investments (cont’d)

April 30, 2017

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 7.0%
Argentina — 3.7%
City of Buenos Aires Argentina, Senior Notes	7.500%	6/1/27	5,140,000		$5,518,818	(a)
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	2,840,000		3,231,920	(a)
Republic of Argentina, Bonds	18.200%	10/3/21	31,050,000	ARS	2,205,131
Republic of Argentina, Senior Bonds	6.875%	4/22/21	1,860,000		2,039,490
Republic of Argentina, Senior Bonds	7.500%	4/22/26	7,600,000		8,344,800
Republic of Argentina, Senior Bonds	6.875%	1/26/27	1,150,000		1,217,850
Republic of Argentina, Senior Bonds	7.625%	4/22/46	1,960,000		2,091,320
Total Argentina					24,649,329
Brazil — 0.3%
Federative Republic of Brazil, Notes	10.000%	1/1/23	6,559,000	BRL	2,052,415
Ecuador — 0.8%
Republic of Ecuador, Senior Bonds	10.750%	3/28/22	4,770,000		5,187,375	(a)
Republic of Ecuador, Senior Bonds	9.650%	12/13/26	330,000		336,600	(a)
Total Ecuador					5,523,975
Honduras — 0.4%
Republic of Honduras, Senior Notes	6.250%	1/19/27	2,750,000		2,861,788	(a)
Hungary — 0.3%
Republic of Hungary, Senior Notes	5.750%	11/22/23	1,658,000		1,889,457
Russia — 0.4%
Russian Federal Bond, Bonds	7.050%	1/19/28	137,410,000	RUB	2,331,336
Turkey — 0.8%
Republic of Turkey, Senior Bonds	4.250%	4/14/26	2,000,000		1,904,426
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		1,877,457	(c)
Republic of Turkey, Senior Notes	4.875%	10/9/26	1,400,000		1,389,258
Total Turkey					5,171,141
Venezuela — 0.3%
Bolivarian Republic of Venezuela, Senior Bonds	8.250%	10/13/24	2,000,000		960,200	(j)
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,164,000		570,709
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	996,000		604,273	(c)(j)
Total Venezuela					2,135,182
Total Sovereign Bonds (Cost — $44,300,240)					46,614,623
U.S. Government & Agency Obligations — 2.8%
U.S. Government Obligations — 2.8%
U.S. Treasury Notes	1.375%	4/30/21	4,000,000		3,952,264
U.S. Treasury Notes	1.125%	8/31/21	3,500,000		3,410,242
U.S. Treasury Notes	1.125%	9/30/21	2,750,000		2,675,558
U.S. Treasury Notes	1.250%	10/31/21	4,000,000		3,910,624

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2017 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	2.125%	6/30/22	3,000,000	$3,039,609
U.S. Treasury Notes	2.000%	11/30/22	2,000,000	2,007,578
Total U.S. Government & Agency Obligations (Cost — $18,833,190)				18,995,875

			Shares
Common Stocks — 2.0%
Consumer Discretionary — 0.2%
Hotels, Restaurants & Leisure — 0.2%
Bossier Casino Venture Holdco Inc.			166,350	1,116,208	*(d)(e)
Red Rock Resorts Inc., Class A Shares			2,408	56,299
Total Consumer Discretionary				1,172,507
Energy — 1.7%
Energy Equipment & Services — 0.7%
Hercules Offshore Inc. (Escrow)			96,800	27,298	*(d)(e)
KCAD Holdings I Ltd.			533,873,172	5,071,795	*(d)(e)
Total Energy Equipment & Services				5,099,093
Oil, Gas & Consumable Fuels — 1.0%
Berry Petroleum Co.			62,257	747,084	*(d)(e)
Blue Ridge Mountain Resources Inc.			416,831	3,855,687	*(d)(e)
MWO Holdings LLC			1,069	196,546	*(d)(e)
Pacific Exploration and Production Corp.			45,250	1,358,859	*(d)
Pacific Exploration and Production Corp.			12,947	381,549	*
Total Oil, Gas & Consumable Fuels				6,539,725
Total Energy				11,638,818
Health Care — 0.1%
Health Care Providers & Services — 0.1%
Physiotherapy Associates Holdings Inc. (Escrow)			31,500	401,625	* (d)(e)
Industrials — 0.0%
Marine — 0.0%
Tricer HoldCo, S.C.A.			104,256	308,598	* (d)(e)
Materials — 0.0%
Metals & Mining — 0.0%
Mirabela Nickel Ltd.			6,589,511	0	* (d)(e)(h)
Total Common Stocks (Cost — $23,049,411)				13,521,548
Convertible Preferred Stocks — 0.9%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Berry Petroleum Co.	6.000%		67,421	775,341	(b)(e)
Berry Petroleum Co.	6.000%		1,009	11,604	(b)(e)(o)
Total Energy				786,945

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Annual Report	27

Schedule of investments (cont’d)

April 30, 2017

Western Asset High Income Fund II Inc.

Security	Rate		Face Amount†	Value
Health Care — 0.8%
Pharmaceuticals — 0.8%
Allergan PLC	5.500%		5,874	$5,085,592
Total Convertible Preferred Stocks (Cost — $5,344,467)				5,872,537
Preferred Stocks — 1.5%
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
Scorpio Tankers Inc.	8.250%		7,925	199,314
Financials — 1.4%
Consumer Finance — 0.7%
GMAC Capital Trust I	6.967%		181,300	4,615,898	(i)
Diversified Financial Services — 0.7%
Citigroup Capital XIII	7.542%		168,125	4,411,600	(c)(i)
Total Financials				9,027,498
Industrials — 0.1%
Marine — 0.1%
Tricer Tracking Preferred Equity Certificates	8.000%		46,336,200	463,362	*(d)(e)
Total Preferred Stocks (Cost — $12,431,651)				9,690,174

		Expiration Date	Warrants
Warrants — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $0)		4/15/20	18,500	113,312
Total Investments before Short-Term Investments (Cost — $856,983,678)				899,965,260

			Shares
Short-Term Investments — 0.4%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost — $2,789,828)	0.679%		2,789,828	2,789,828
Total Investments — 134.5% (Cost — $859,773,506#)				902,755,088
Liabilities in Excess of Other Assets — (34.5)%				(231,678,636)
Total Net Assets — 100.0%				$671,076,452

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

See Notes to Financial Statements.

28	Western Asset High Income Fund II Inc. 2017 Annual Report

Western Asset High Income Fund II Inc.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Security is valued using significant unobservable inputs (See Note 1).

(f)	The maturity principal is currently in default as of April 30, 2017.

(g)	The coupon payment on these securities is currently in default as of April 30, 2017.

(h)	Value is less than $1.

(i)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(j)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(k)	Security has no maturity date. The date shown represents the next call date.

(l)	All or a portion of this loan is unfunded as of April 30, 2017. The interest rate for fully unfunded term loans is to be determined.

(m)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(n)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(o)	Restricted security (See Note 8).

#	Aggregate cost for federal income tax purposes is $863,037,597.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
OJSC	— Open Joint Stock Company
RUB	— Russian Ruble

At April 30, 2017, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	2,488,863	GBP	1,987,151	Barclays Bank PLC	7/20/17	$(90,695)

Abbreviations used in this table:
USD	— United States Dollar
GBP	— British Pound

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Annual Report	29

Statement of assets and liabilities

April 30, 2017

Assets:
Investments, at value (Cost — $859,773,506)	$902,755,088
Foreign currency, at value (Cost — $658,185)	651,223
Interest receivable	14,258,765
Receivable for securities sold	9,531,183
Deposits with brokers for centrally cleared swap contracts	212
Prepaid expenses	40,010
Total Assets	927,236,481

Liabilities:
Loan payable (Note 5)	240,000,000
Payable for securities purchased	10,640,003
Distributions payable	4,525,702
Investment management fee payable	595,844
Interest payable	119,817
Unrealized depreciation on forward foreign currency contracts	90,695
Directors’ fees payable	10,920
Accrued expenses	177,048
Total Liabilities	256,160,029
Total Net Assets	$671,076,452

Net Assets:
Par value ($0.001 par value; 86,203,856 shares issued and outstanding; 100,000,000 shares authorized)	$86,204
Paid-in capital in excess of par value	946,970,238
Overdistributed net investment income	(5,045,803)
Accumulated net realized loss on investments, futures contracts, swap contracts, forward foreign currency contracts and foreign currency transactions	(313,820,269)
Net unrealized appreciation on investments, forward foreign currency contracts and foreign currencies	42,886,082
Total Net Assets	$671,076,452

Shares Outstanding	86,203,856

Net Asset Value	$7.78

See Notes to Financial Statements.

30	Western Asset High Income Fund II Inc. 2017 Annual Report

Statement of operations

For the Year Ended April 30, 2017

Investment Income:
Interest	$66,807,433
Dividends	935,011
Total Investment Income	67,742,444

Expenses:
Investment management fee (Note 2)	7,098,454
Interest expense (Note 5)	3,376,786
Transfer agent fees	252,370
Directors’ fees	161,360
Legal fees	89,270
Audit and tax fees	85,150
Stock exchange listing fees	69,938
Shareholder reports	45,722
Custody fees	13,379
Insurance	10,189
Miscellaneous expenses	24,782
Total Expenses	11,227,400
Net Investment Income	56,515,044

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(25,896,646)
Futures contracts	1,377,135
Swap contracts	(117,805)
Forward foreign currency contracts	1,737,470
Foreign currency transactions	61,782
Net Realized Loss	(22,838,064)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	82,711,452
Forward foreign currency contracts	339,572
Foreign currencies	(18,190)
Change in Net Unrealized Appreciation (Depreciation)	83,032,834
Net Gain on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	60,194,770
Increase in Net Assets From Operations	$116,709,814

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Annual Report	31

Statements of changes in net assets

For the Years Ended April 30,	2017	2016

Operations:
Net investment income	$56,515,044	$63,025,166
Net realized loss	(22,838,064)	(85,316,643)
Change in net unrealized appreciation (depreciation)	83,032,834	(31,550,309)
Increase (Decrease) in Net Assets From Operations	116,709,814	(53,841,786)

Distributions to Shareholders From (Note 1):
Net investment income	(53,719,326)	(70,945,775)
Return of capital	(5,545,826)	—
Decrease in Net Assets From Distributions to Shareholders	(59,265,152)	(70,945,775)
Increase (Decrease) in Net Assets	57,444,662	(124,787,561)

Net Assets:
Beginning of year	613,631,790	738,419,351
End of year*	$671,076,452	$613,631,790
*Includes overdistributed net investment income of:	$(5,045,803)	$(5,731,902)

See Notes to Financial Statements.

32	Western Asset High Income Fund II Inc. 2017 Annual Report

Statement of cash flows

For the Year Ended April 30, 2017

Increase (Decrease) in Cash:
Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$116,709,814
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(666,494,869)
Sales of portfolio securities	678,206,854
Net purchases, sales and maturities of short-term investments	1,420,539
Payment-in-kind	(2,361,751)
Net amortization of premium (accretion of discount)	(5,309,738)
Decrease in receivable for securities sold	6,364,568
Decrease in interest receivable	2,359,855
Decrease in prepaid expenses	26,401
Decrease in deposits with brokers for open futures contracts	3
Decrease in deposits with brokers for centrally cleared swap contracts	1,401
Decrease in payable for securities purchased	(13,544,207)
Increase in investment management fee payable	49,519
Increase in Directors’ fees payable	82
Increase in interest payable	34,988
Increase in accrued expenses	34,181
Net realized loss on investments	25,896,646
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency transactions	(83,051,024)
Net Cash Provided by Operating Activities*	60,343,262

Cash Flows From Financing Activities:
Distributions paid on common stock	(60,472,006)
Net Cash Used in Financing Activities	(60,472,006)
Net Decrease in Cash	(128,744)
Cash at Beginning of Year	779,967
Cash at End of Year	$651,223

*	Included in operating expenses is cash of $3,341,798 paid for interest on borrowings.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2017 Annual Report	33

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30, unless otherwise noted:
	2017[1]	2016[1]	2015[1]	2014[1]	2013[1]

Net asset value, beginning of year	$7.12	$8.57	$9.47	$9.56	$8.86

Income (loss) from operations:
Net investment income	0.66	0.73	0.79	0.85	0.90
Net realized and unrealized gain (loss)	0.69	(1.36)	(0.86)	(0.05)	0.77
Total income (loss) from operations	1.35	(0.63)	(0.07)	0.80	1.67

Less distributions from:
Net investment income	(0.63)	(0.82)	(0.83)	(0.89)	(0.97)
Return of capital	(0.06)	—	—	—	—
Total distributions	(0.69)	(0.82)	(0.83)	(0.89)	(0.97)

Net asset value, end of year	$7.78	$7.12	$8.57	$9.47	$9.56

Market price, end of year	$7.42	$6.90	$8.15	$9.39	$10.20
Total return, based on NAV[2,3]	19.76%	(7.12)%	(0.65)%	8.89%	20.03%
Total return, based on Market Price[4]	18.36%	(4.40)%	(4.54)%	1.30%	11.68%

Net assets, end of year (000s)	$671,076	$613,632	$738,419	$816,304	$822,403

Ratios to average net assets:
Gross expenses	1.73%	1.59%	1.45%	1.45%	1.41%
Net expenses	1.73	1.59	1.45	1.45	1.41
Net investment income	8.72	9.78	8.90	9.10	9.84

Portfolio turnover rate	77%	65%	41%	45%	52%

Supplemental data:
Loan Outstanding, End of Year (000s)	$240,000	$240,000	$260,000	$255,000	$215,000
Asset Coverage Ratio for Loan Outstanding[5]	380%	356%	384%	420%	483%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding[5]	$3,796	$3,557	$3,840	$4,201 [6]	$4,825 [6]
Weighted Average Loan (000s)	$240,000	$241,803	$251,712	$248,493	$215,000
Weighted Average Interest Rate on Loan	1.41%	1.05%	0.91%	0.92%	0.97%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Represents value of net assets plus the loan outstanding at the end of the period divided by the loan outstanding at the end of the period.

[6]	Added to conform to current period presentation.

See Notes to Financial Statements.

34	Western Asset High Income Fund II Inc. 2017 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Western Asset High Income Fund II Inc. 2017 Annual Report	35

Notes to financial statements (cont’d)

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

36	Western Asset High Income Fund II Inc. 2017 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$162,197,626	$2,933,088		$165,130,714
Energy	—	130,835,306	477,750		131,313,056
Materials	—	79,582,201	0	*	79,582,201
Other corporate bonds & notes	—	409,277,293	—		409,277,293
Convertible bonds & notes	—	6,312,142	—		6,312,142
Senior loans:
Consumer discretionary	—	5,655,288	1,552,500		7,207,788
Energy	—	2,055,051	797,294		2,852,345
Health care	—	—	1,831,217		1,831,217
Utilities	—	—	1,650,435		1,650,435
Sovereign bonds	—	46,614,623	—		46,614,623
U.S. government & agency obligations	—	18,995,875	—		18,995,875
Common stocks:
Consumer discretionary	$56,299	—	1,116,208		1,172,507
Energy	381,549	1,358,859	9,898,410		11,638,818
Health care	—	—	401,625		401,625
Industrials	—	—	308,598		308,598
Materials	—	—	0	*	0	*
Convertible preferred stocks:
Energy	—	—	786,945		786,945
Health care	5,085,592	—	—		5,085,592
Preferred stocks:
Industrials	—	—	463,362		463,362
Other preferred stocks	9,226,812	—	—		9,226,812
Warrants	—	113,312	—		113,312
Total long-term investments	14,750,252	862,997,576	22,217,432		899,965,260
Short-term investments†	2,789,828	—	—		2,789,828
Total investments	$17,540,080	$862,997,576	$22,217,432		$902,755,088

Western Asset High Income Fund II Inc. 2017 Annual Report	37

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$90,695	—	$90,695

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy	Materials
Balance as of April 30, 2016	$2,318,296	—	$0	*
Accrued premiums/discounts	71,437	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)[2]	161,490	—	(329)
Purchases	381,865	—	329
Sales	—	—	—
Transfers into Level 3[3]	—	$477,750	—
Transfers out of Level 3[4]	—	—	—
Balance as of April 30, 2017	$2,933,088	$477,750	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2017[2]	$161,490	—	$(329)

	Senior Loans
Investments in Securities (cont’d)	Consumer Discretionary	Energy	Health Care		Utilities
Balance as of April 30, 2016	$1,707,750	$3,496,381	$1,714,395		$2,916,326
Accrued premiums/discounts	1,193	12,284	2,024		17,336
Realized gain (loss)[1]	—	(679,300)	13,505		(79,483)
Change in unrealized appreciation (depreciation)[2]	(156,443)	594,667	179,412		(388,261)
Purchases	—	774,794	—		22,696
Sales	—	(3,401,532)	(1,909,336)		(838,179)
Transfers into Level 3[3]	—	—	1,831,217		—
Transfers out of Level 3[4]	—	—	—		—
Balance as of April 30, 2017	$1,552,500	$797,294	$1,831,217		$1,650,435
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2017[2]	$(156,443)	$15,758	$—		$(407,648)

38	Western Asset High Income Fund II Inc. 2017 Annual Report

	Common Stocks									Convertible Preferred Stocks	Preferred Stocks
Investments in Securities (cont’d)	Consumer Discretionary		Energy	Financials		Health Care	Industrials	Materials		Energy	Industrials	Total
Balance as of April 30, 2016	$0	*	$1,895,784	$0	*	$368,865	$1,216,807	$5		—	—	$15,634,609
Accrued premiums/discounts	—		—	—		—	—	—		—	—	104,274
Realized gain (loss)[1]	—		(45)	(6,849,237)		—	—	—		—	—	(7,594,560)
Change in unrealized appreciation (depreciation)[2]	1,116,208		(7,058,607)	6,896,193		32,760	2,876,582	(5)		$158,665	$(3,321,428)	1,090,904
Purchases	—		15,133,929			—	851,728	—		628,280	3,784,790	21,578,411
Sales	—		(72,651)	(46,956)		—	(4,636,519)	—		—	—	(10,905,173)
Transfers into Level 3[3]	—		—	—		—	—	—		—	—	2,308,967
Transfers out of Level 3[4]	—		—	—		—	—	—		—	—	—
Balance as of April 30, 2017	$1,116,208		$9,898,410	—		$401,625	$308,598	$0	*	$786,945	$463,362	$22,217,432
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2017[2]	$1,116,208		$(7,058,607)	—		$32,760	$(543,131)	—		$158,665	$(3,321,428)	$(10,002,705)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Amount represents less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in

Western Asset High Income Fund II Inc. 2017 Annual Report	39

Notes to financial statements (cont’d)

an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(d) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2017, the Fund had sufficient cash and/or securities to cover these commitments.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in

40	Western Asset High Income Fund II Inc. 2017 Annual Report

certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities.

Western Asset High Income Fund II Inc. 2017 Annual Report	41

Notes to financial statements (cont’d)

These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2017, the Fund did not hold any credit default swaps to sell protection.

For the average notional amount of swaps held during the year ended April 30, 2017, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit

42	Western Asset High Income Fund II Inc. 2017 Annual Report

indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be

Western Asset High Income Fund II Inc. 2017 Annual Report	43

Notes to financial statements (cont’d)

reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(j) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

44	Western Asset High Income Fund II Inc. 2017 Annual Report

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of April 30, 2017, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $90,695. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

Western Asset High Income Fund II Inc. 2017 Annual Report	45

Notes to financial statements (cont’d)

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2017, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$65,770,134	$(65,770,134)
(b)	$(2,109,619)	2,109,619	—

(a)	Reclassifications are due to the expiration of a capital loss carryfoward.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage and any proceeds from the issuance of preferred stock.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA

46	Western Asset High Income Fund II Inc. 2017 Annual Report

pays Western Asset monthly 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited monthly a subadvisory fee of 0.30% on assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees paid to LMPFA will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended April 30, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$463,201,448	$203,293,421
Sales	483,725,258	194,481,596

At April 30, 2017, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$76,756,991
Gross unrealized depreciation	(37,039,500)
Net unrealized appreciation	$39,717,491

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2017.

LIABILITY DERIVATIVES[1]
Foreign Exchange Risk
Forward foreign currency contracts	$90,695

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended April 30, 2017. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset High Income Fund II Inc. 2017 Annual Report	47

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$1,377,135	—	—	$1,377,135
Swap contracts	—	—	$(117,805)	(117,805)
Forward foreign currency contracts	—	$1,737,470	—	1,737,470
Total	$1,377,135	$1,737,470	$(117,805)	$2,996,800

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Foreign Exchange Risk
Forward foreign currency contracts	$339,572

During the year ended April 30, 2017, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)†	$9,872,255
Forward foreign currency contracts (to buy)	5,399,195
Forward foreign currency contracts (to sell)	14,778,122

Average Notional Balance
Credit default swap contracts (to buy protection)†	$325,479

†	At April 30, 2017, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2017:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Forward foreign currency contracts	$90,695	—	$90,695

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $300,000,000, subject to approval by Pershing LLC, and renews daily for a 180-day term unless notice to the contrary is given to the Fund. The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. The Fund’s credit agreement contains customary covenants that, among other things, may limit the Fund’s ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. In addition, the credit agreement may be subject to early termination under certain conditions and may contain other provisions that could limit the Fund’s

48	Western Asset High Income Fund II Inc. 2017 Annual Report

ability to utilize borrowing under the agreement. Interest expense related to this loan for the year ended April 30, 2017 was $3,376,786. For the year ended April 30, 2017, the Fund had an average daily loan balance outstanding of $240,000,000 and the weighted average interest rate was 1.41%. At April 30, 2017, the Fund had $240,000,000 of borrowings outstanding.

6. Stock repurchase program

On November 16, 2015, the Fund announced that the Fund’s Board of Directors (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common stock when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase shares of common stock at such times and in such amounts as management reasonably believes may enhance stockholder value. The Fund is under no obligation to purchase shares at any specific discount levels or in any specific amounts. During the year ended April 30, 2017, the Fund did not repurchase any shares.

7. Distributions subsequent to April 30, 2017

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
4/21/17	5/01/17	$0.0525
5/19/17	6/01/17	$0.0525
6/23/17	7/03/17	$0.0500
7/21/17	8/01/17	$0.0500
8/25/17	9/01/17	$0.0500

8. Restricted securities

The following Fund investments are restricted as to resale.

Security	Number of Shares	Acquisition Date	Cost	Value at 4/30/2017	Value per Share	Percent of Net Assets
Berry Petroleum Co.	1,009	2/17	$10,090	$11,604	$11.50	0.00%

9. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2017	2016
Distributions paid from:
Ordinary income	$53,719,326	$70,945,775
Tax return of capital	5,545,826	—
Total distributions paid	$59,265,152	$70,945,775

Western Asset High Income Fund II Inc. 2017 Annual Report	49

Notes to financial statements (cont’d)

As of April 30, 2017, the components of accumulated earnings (losses) on a tax basis were as follows:

Deferred capital losses*	$(126,786,358)
Capital loss carryforward**	(183,613,148)
Other book/tax temporary differences(a)	(5,202,475)
Unrealized appreciation (depreciation)(b)	39,621,991
Total accumulated earnings (losses) — net	$(275,979,990)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of April 30, 2017, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
4/30/2018	$(181,154,391)
4/30/2019	(2,458,757)
$(183,613,148)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts, book/tax differences in the accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

10. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

50	Western Asset High Income Fund II Inc. 2017 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders Western Asset High Income Fund II Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Fund II Inc. (the “Fund”), including the schedule of investments, as of April 30, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund II Inc. as of April 30, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 22, 2017

Western Asset High Income Fund II Inc. 2017 Annual Report	51

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Fund II Inc. (the “Fund”), including a majority of its members who are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2016, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Boards of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

At a meeting held by conference call on November 2, 2016, the Independent Directors in preparation for the Contract Renewal Meeting met in a private session with their independent counsel to review Contract Renewal Information in respect of the Legg Mason Closed-end Funds, including the Fund, received to date. No representatives of the Manager or Western Asset participated in this meeting. The discussion below reflects all of these reviews.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case

52	Western Asset High Income Fund II Inc.

of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board Approval of Management Agreement and Sub-Advisory Agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreements

The Board received and considered Contract Renewal Information regarding the nature, extent, and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds, and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board reviewed the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide

Western Asset High Income Fund II Inc.	53

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

portfolio management services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent, and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund Performance

The Board received and considered information regarding Fund performance, including information and analyses (the “Broadridge Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The Board was provided with a description of the methodology Broadridge used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Broadridge, regardless of asset size. The number of funds in the Performance Universe ranged from twenty-one funds for the 10-year period ended June 30, 2016 to at least twenty-five funds for the 1-, 3- and 5-year periods ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Broadridge.

The Broadridge Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance was ranked in the third quintile among the funds in the Performance Universe for each of the 1- and 10-year periods ended June 30, 2016 and in the fourth quintile among the funds in the Performance Universe for each of the 3- and 5-year periods ended such date. In these performance rankings, the first quintile represents funds with the best performance among the funds in the Performance Universe and the fifth quintile represents funds with poorest performance among the funds in the Performance Universe. The Fund’s performance was worse than the Performance Universe median for each of the 1-, 3-, and 5-year periods ended June 30, 2016 and was at the Performance Universe median for the 10-year period ended such date. The Fund’s performance for the 10-year period was achieved, in part, by a predecessor portfolio management team. The Manager explained that it continues to favor higher yielding, lower quality U.S. debt in pursuing the Fund’s investment objective but that the Fund’s bias toward lower quality securities rated CCC and below detracted from performance, as did the Fund’s regional and sub-sector allocations. In

54	Western Asset High Income Fund II Inc.

addition to the Fund’s performance relative to the Performance Universe, the Board considered the Fund’s performance in absolute terms and the Fund’s performance relative to its benchmark for each of the 1-, 3- and 5-year periods ended June 30, 2016. On a net asset value basis, the Fund outperformed its benchmark for each of the 1-, 3-, 5-, and 10-year periods.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fee payable to Western Asset under the Western Asset Sub-Advisory Agreement is paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fee payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset is paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Broadridge (the “Broadridge Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Broadridge. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and fifteen other leveraged high yield closed-end funds, as classified by Broadridge. The sixteen funds in the Expense Group had average net common share assets ranging from $241.2 million to $1.132 billion. Three of the other Expense Group funds were larger than the Fund and twelve funds were smaller.

The Broadridge Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked sixth among the funds in the Expense Group (first being lowest and, therefore, best in these expense component rankings). The Broadridge Expense Information also showed that the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) was ranked seventh among

Western Asset High Income Fund II Inc.	55

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

the funds in the Expense Group compared on a common share assets only basis and was ranked sixth among the Expense Group funds on the basis of both common share assets and leveraged assets. The Fund’s actual total expenses ranked fourth among the funds in the Expense Group compared on a common share assets only basis and ranked fifth among the funds in the Expense Group when compared on the basis of common share assets and leveraged assets. Each of the Fund’s expense components was better (i.e., lower) than the Expense Group median for that expense component.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry from the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2016 and March 31, 2015. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue

56	Western Asset High Income Fund II Inc.

and cost allocation methodologies used in preparing such profitability data. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fee is paid by the Manager, not the Fund, and the Sub-Advisory Fee for each Non-U.S. Sub-Adviser is paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had declined by 1 percent during the period covered by the analysis and remained at a level that the Board did not consider to be excessive in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund but merited continued monitoring at its current level.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other Benefits to the Manager and the Sub-Advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *

In light of all of the foregoing and other relevant factors, the Board determined, under the circumstances, that continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member may have attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset High Income Fund II Inc.	57

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund II Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Fund’s annual proxy statement includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-888-777-0102.

Independent Directors†:
Robert D. Agdern
Year of birth	1950
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Member of the Advisory Committee of the Dispute Resolution Research Center at the Kellogg Graduate School of Business, Northwestern University (2002 to 2016); formerly, Deputy General Counsel responsible for western hemisphere matters for BP PLC (1999 to 2001); formerly, Associate General Counsel at Amoco Corporation responsible for corporate, chemical, and refining and marketing matters and special assignments (1993 to 1998) (Amoco merged with British Petroleum in 1998 forming BP PLC).
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

58	Western Asset High Income Fund II Inc.

Independent Directors cont’d
Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Emeritus Professor of French and Italian (since 2014) and formerly, Vice President and Dean of The College of Liberal Arts (1984 to 2009) and Professor of French and Italian (2009 to 2014) at Drew University
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	Consultant and Lecturer; President Emeritus (since 2003); formerly, Senior Board Fellow (2003 to 2015) and President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994); Trustee, Encyclopedia Brittanica; Director, Centre Partners IV and V, LP and Affiliates

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Western Asset High Income Fund II Inc.	59

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	National Association of Corporate Directors Board Leadership Fellow and financial expert; Adjunct Professor, Washington University in St. Louis and University of Iowa law schools (since 2007); formerly, Senior Advisor to the Chief Executive Officer and Executive Vice President and Chief Financial Officer of ConnectWise, Inc. (software and services company) (2015 to 2016); Chief Financial Officer, Press Ganey Associates (health care informatics company) (2012 to 2014); Managing Director and Chief Financial Officer, Houlihan Lokey (international investment bank) and President, Houlihan Lokey Foundation (2010 to 2012)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	Hochschild Mining plc (precious metals company) (since 2016); Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (2003 to 2016)

Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Latin American Studies, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	27
Other board memberships held by Director during past five years	None

60	Western Asset High Income Fund II Inc.

Interested Director and Officer:
Jane Trust, CFA[2]
Year of birth	1962
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 152 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of portfolios in fund complex overseen by Director (including the Fund)	145
Other board memberships held by Director during past five years	None

Additional Officers:
Todd F. Kuehl[3] Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2017
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); formerly, Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) held with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Western Asset High Income Fund II Inc.	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

62	Western Asset High Income Fund II Inc.

Additional Officers cont’d
Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (2002 to 2015); Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2017, year 2018 and year 2019, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year, to hold office until their successors are duly elected and qualified.

[2]	Ms. Trust is an “interested person” of the Fund as defined in the 1940 Act because Ms. Trust is an officer of LMPFA and certain of its affiliates.

[3]	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Western Asset High Income Fund II Inc.	63

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

64	Western Asset High Income Fund II Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset High Income Fund II Inc.	65

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Western Asset High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of Computershare, Inc. as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open market purchases as specified

66	Western Asset High Income Fund II Inc.

above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such

Western Asset High Income Fund II Inc.	67

Dividend reinvestment plan (unaudited) (cont’d)

undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee

68	Western Asset High Income Fund II Inc.

Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 462 South 4th Street, Suite 1600, Louisville, KY 40202 or by telephone at 1-888-888-0151.

*  *  *

On December 15, 2016, the Fund announced that the Board of Directors has authorized changes to the Fund’s Dividend Reinvestment Plan (the “Plan”) with respect to dividend reinvestment determinations and transaction fees for Plan participants selling their shares. A copy of the revised Plan is included below.

Effective July 1, 2017, the Fund will use the dividend payment date to determine if new shares are issued or shares are purchased in the open market for Plan participants reinvesting their distributions. If on the payment date the closing market price (plus $0.03 per share commission) is at or above the net asset value (“NAV”), the Fund will issue new shares of common stock. Newly issued shares of common stock will be issued at a price equal to the greater of (a) the NAV per share on the date prior to issuance or (b) 95% of the closing market price per share. If the closing market price (plus $0.03 per share commission) is lower than the NAV per share on the payment date, the Plan Agent will receive the distribution in cash and purchase common stock in the open market. In addition, effective July 1, 2017, fees paid by Plan participants to sell Fund shares will increase, with Plan participants paying a $5.00 transaction fee plus a $0.05 per share commission upon a sale of shares held pursuant to the Plan.

Revised dividend reinvestment plan:

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends and return of capital distributions, on your Common Stock will be automatically reinvested by Computershare Trust Company, N.A., as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by Computershare Trust Company, N.A., as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock (plus $0.03 per share commission) on the payment date (or, if the payment date is not a NYSE trading day, the immediately preceding trading day) is equal to or exceeds the net asset value per share of the

Western Asset High Income Fund II Inc.	69

Dividend reinvestment plan (unaudited) (cont’d)

Common Stock at the close of trading on the NYSE on the payment date, the Fund will issue new Common Stock at a price equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the payment date or (b) 95% of the market price per share of the Common Stock on the payment date.

(2) If the net asset value per share of the Common Stock exceeds the market price of the Common Stock (plus $0.03 per share commission) at the close of trading on the NYSE on the payment date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the payment date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the payment date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price (plus $0.03 per share commission) rises so that it equals or exceeds the net asset value per share of the Common Stock at the close of trading on the NYSE on the payment date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the NYSE on the day prior to the issuance of shares for reinvestment or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan. You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 462 South 4th Street, Suite 1600 Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock.

Plan participants who sell their shares will be charged a service charge (currently $5.00 per transaction) and the Plan Agent is authorized to deduct brokerage charges actually incurred from the proceeds (currently $0.05 per share commission). There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

70	Western Asset High Income Fund II Inc.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective. Upon any termination, you will be sent cash for any fractional share of Common Stock in your account. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. Additional information about the Plan and your account may be obtained from the Plan Agent at 462 South 4th Street, Suite 1600 Louisville, KY 40202 or by calling the Plan Agent at 1-888-888-0151.

Western Asset High Income Fund II Inc.	71

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended April 30, 2017:

Record date:	Monthly	Monthly	Monthly
Payable date:	5/2/2016	May 2016 to December 2016	January 2017 to April 2017
Ordinary income:
Qualified dividend income for individuals	2.17%	2.07%	5.47%
Dividends qualifying for the dividends
received deduction for corporations	1.53%	1.37%	3.11%
Interest from federal obligations	0.53%	0.53%	2.11%
Tax return of capital	—	—	40.08%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

72	Western Asset High Income Fund II Inc.

Western Asset

High Income Fund II Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jane Trust

Chairman

Officers

Jane Trust

President

and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Todd F. Kuehl*

Chief Compliance Officer

Jenna Bailey

Identity Theft

Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective May 11, 2017, Mr. Kuehl became Chief Compliance Officer.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher &

Bartlett LLP

425 Lexington Avenue

New York, NY 10017

New York Stock Exchange Symbol

HIX

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

462 South 4th Street, Suite 1600

Louisville, KY 40202

WAS04049 6/17 SR17-3063

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Eileen A. Kamerick, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert” and that she is independent for purposes of this item.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the previous fiscal years ending April 30, 2016 and April 30, 2017 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $78,750 in 2016 and $79,550 in 2017.

(b) Audit-Related Fees. There aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements were $0 in 2016 and $0 in 2017.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2016 and $7,800 in 2017. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 for the Western Asset High Income Fund II Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an

“Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2016 and 2017; Tax Fees were 100% and 100% for 2016 and 2017; and Other Fees were 100% and 100% for 2016 and 2017.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund II Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund II Inc. during the reporting period were $0 in 2017.

(h) Yes. Western Asset High Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the

Accountant’s independence. All services provided by the Auditor to the Western Asset High Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Dr. Riordan Roett

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Policy

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates to each sub-adviser the responsibility for voting proxies for its funds, as applicable, to each sub-adviser through its contracts with each sub-adviser. Each sub-adviser may use its own proxy voting policies and procedures to vote proxies of the funds if the funds’ Board reviews and approves the use of those policies and procedures. Accordingly, LMPFA does not expect to have proxy-voting responsibility for any of the funds.

Should LMPFA become responsible for voting proxies for any reason, such as the inability of a sub-adviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent sub-adviser to vote proxies until a new sub-adviser is retained and the use of its proxy voting policies and procedures is authorized by the Board. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and any fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations.

LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from each sub-adviser and providing them to the funds as required for the funds to comply with applicable rules under the Investment Company Act of 1940. LMPFA shall also be responsible for coordinating the provision of information to the Board with regard to the proxy voting policies and procedures of each sub-adviser, including the actual proxy voting policies and procedures of each sub-adviser, changes to such policies and procedures, and reports on the administration of such policies and procedures.

Questions regarding this policy should be referred to the Legal and Compliance Department of Legg Mason, Inc.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset” or the “subadviser”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8. INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2017.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	102	$152.2 billion	None	None
	Other Pooled Vehicles	267	$84.0 billion	6	$1.6 billion
	Other Accounts	596	$196.9 billion	29	$12.3 billion

Michael C. Buchanan ‡	Other Registered Investment Companies	44	$45.7 billion	None	None
	Other Pooled Vehicles	85	$35.4 billion	3	$1.1 billion
	Other Accounts	244	$81.4 billion	16	$8.9 billion

Christopher Kilpatrick ‡	Other Registered Investment Companies	9	$3.4 billion	None	None
	Other Pooled Vehicles	4	$808 million	None	None
	Other Accounts	None	None	None	None

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

The subadviser has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the subadviser or an affiliate has an interest in the account. The subadviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. Eligible accounts that can participate in a trade generally share the same price on a pro-rata allocation basis, taking into account differences based on factors such as cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the subadviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the subadviser may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. The subadviser’s team approach to portfolio management and block trading approach seeks to limit this potential risk.

The subadviser also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimis value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the subadviser have access to transactions and holdings information regarding client accounts and the subadviser’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the subadviser maintains a Code of Ethics that is compliant with Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Investment Advisers Act of 1940, to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the subadviser’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the subadviser’s compliance monitoring program.

The subadviser may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The subadviser also maintains a compliance monitoring program and engages independent auditors to conduct a SOC1/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of April 30, 2017.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	E
Christopher F. Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 28, 2017

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 28, 2017